Execution Version
JOBY AVIATION, INC.
COMMON STOCK PURCHASE AGREEMENT
This COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of May 3, 2023, by and between Joby Aviation, Inc., a Delaware corporation (“Joby”), and Baillie Gifford Overseas Limited, acting as agent for and on behalf of the investors set forth in Exhibit A hereto (the “Investors”).
WHEREAS, subject to the terms and conditions of this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Investors desire to purchase from Joby, and Joby desires to sell and issue to the Investors, common stock of Joby as more fully described in this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investors and Joby acknowledges and agrees as follows:
1.Purchase and Sale of Shares. The Investors agree to purchase at the Closing (defined below), and Joby agrees to sell and issue to each Investor at the Closing, the number of shares of the Joby’s Common Stock, $0.0001 par value (the “Common Stock”), set forth opposite such Investor’s name in Exhibit A hereto under the heading “Shares” (the “Shares”), at a price of $4.10 per share, for a total subscription amount equal to the amount set forth opposite such Investor’s name in Exhibit A hereto under the heading “Subscription Amount.”
2.Closing. The purchase and sale of the Shares shall take place at the offices of Latham & Watkins LLP located at 505 Montgomery Street, Suite 2000, San Francisco, California, at 10:00 A.M., New York City time, on May 5, 2023, or at such other time and place as Joby and the Investors may mutually agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing, Joby shall cause its transfer agent to deliver to the Investors, via electronic book-entry, the Common Stock such Investor is purchasing hereunder against payment of the purchase price therefor by check or wire transfer of immediately available funds to the following account:
Account Name: JOBY AERO INC
Account No.:
ABA/Routing No.:

Bank Name:
Bank Address:
3.Joby Representations and Warranties. Joby represents and warrants to the Investors that:
(a)Joby meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form S-3 (Registration File No. 333-267736), which became effective as of October 20, 2022, for the registration under the Securities Act of the Shares. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. Joby will file with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the offer to sell and proposed sale of the Shares and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any

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reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to Joby’s knowledge, is threatened by the Commission.
(b)The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Joby makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to Joby by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement, which information the parties hereto agree is limited to the Investor Information as defined in Section 5(a). No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.
(c)Joby has delivered, or will as promptly as practicable deliver, to the Investors complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as such Investors reasonably requests. Neither Joby nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.
(d)Joby is a corporation validly existing and in good standing under the laws of the State of Delaware, and Joby has the power and authority to own, lease and operate its properties and conduct its business as

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described in the Registration Statement, the Base Prospectus and the Prospectus Supplement and to enter into, deliver and perform its obligations under this Agreement.
(e)The Shares are original issue shares (and not treasury shares), duly authorized and, when issued and delivered to the Investors against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and free from all liens, charges, taxes, security interests and any other encumbrances with respect to the issue thereof and will not have been issued (i) in violation of or subject to any preemptive or similar rights created under Joby’s certificate of incorporation or bylaws in effect as of the time the Shares are issued or under Delaware General Corporation Law, or (ii) in violation of applicable law. The Shares conform in all material respects to the description thereof contained in the Registration Statement, the Base Prospectus and the Prospectus Supplement. Upon receipt of the Shares, the Investors will have good and marketable title to the Shares.
(f)This Agreement has been duly authorized, validly executed and delivered by a duly authorized representative of Joby. The signature of Joby on this Agreement is genuine, and the signatory has been duly authorized to execute this Agreement. Assuming that this Agreement is validly executed and delivered by a duly authorized representative of an Investor, this Agreement is enforceable by that Investor against Joby in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity (the exceptions contemplated by Section 3(f)(i) and Section 3(f)(ii), the “Equitable Exceptions”).
(g)The execution, delivery and performance of this Agreement, including the issuance and sale by Joby of the Shares hereunder, are within the corporate powers of Joby, and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Joby or any of its subsidiaries pursuant to the terms of any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Joby or any of its subsidiaries is a party or by which Joby or any of its subsidiaries is bound or to which any of the property or assets of Joby or any of its subsidiaries is subject, (ii) result in any violation of the provisions of Joby’s organizational documents, including, without limitation, its certificate of incorporation or bylaws, as may be applicable; or (iii) result in a breach or default under or violation of any applicable statute, or any judgment, order, rule or regulation of any court or other tribunal or of any governmental commission or agency or body, domestic or foreign, having jurisdiction over Joby or any of its properties (or that of any of its subsidiaries) in each of (i) and (iii) provided that any such breach, default or violation does not individually or in the aggregate materially affect the validity of the issuance of the Shares or the authority of Joby to comply with its obligations under this Agreement.
(h)As of their respective filing dates, all reports required to be filed by Joby with the SEC since August 11, 2021 (the “SEC Reports”) complied in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder. None of the SEC Reports filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters received by Joby (or any affiliate or subsidiary thereof) from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports.
(i)Joby is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization in connection with the issuance of the Shares pursuant to this Agreement, other than (i)  filings with the SEC, (ii) filings required by applicable state securities laws and (iii) those required by the New York Stock Exchange (“NYSE”), including with respect to obtaining approval of Joby’s stockholders (which approval, if required, shall be obtained prior to the delivery of the Shares to the Investors).
(j)As of the date hereof, the authorized share capital of Joby consists of 1,500,000,000 shares of capital stock consisting of 1,400,000,000 shares of Common Stock and 100,000,000 shares of $0.0001 per share par value preferred stock (“Preferred Stock”). As of close of business on March 31, 2023 (the “Measurement

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Time”), there were 629,522,605 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. As of the date hereof, 41,616,666 warrants, each exercisable to purchase one share of Common Stock (“Existing Warrants”), were issued and outstanding. Between the Measurement Time and the date hereof, Joby has not issued any shares of Common Stock or Preferred Stock, other than the issuance of shares of Common Stock in the ordinary course of business in connection with the exercise of warrants or to employees pursuant to Joby’s equity incentive plan.
(k)As of the date hereof, Joby has not received any written communication from a governmental authority that seeks to enjoin the transactions contemplated by this Agreement.
(l)As of the date hereof, the issued and outstanding shares of Common Stock of Joby are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE. There is no suit, action, proceeding or investigation pending or, to Joby’s knowledge, threatened against Joby (or any affiliate or subsidiary thereof) by the NYSE or the SEC, including with respect to any intention by such entity to deregister such shares of Common Stock or prohibit or terminate the listing of such shares of Common Stock on the NYSE, excluding, for the purposes of clarity, the customary periodic review of certain periodic reports filed by Joby with the SEC. Joby has taken no action that would be reasonably expected to terminate, or lead to the termination of, the registration of such shares of Common Stock under the Exchange Act prior to the Closing.
(m)Joby shall use the net proceeds from the sale of the Shares hereunder as set forth in the Prospectus Supplement.
(n)There is no (i) material suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or threatened in writing against Joby or (ii) except as previously and expressly disclosed in Joby’s public filings with the SEC prior to the date hereof, judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against Joby.
(o)Joby is not under any obligation to pay any broker’s or finder’s fee or commission (or similar fee) in connection with the sale of the Shares. None of Joby nor its affiliates or subsidiaries have taken any action which could result in Investors being required to pay any such fee or commission.
4.Investor Representations and Warranties. Each Investor represents and warrants to Joby, severally and not jointly, that:
(a)The Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as may be limited or otherwise affected by the Equitable Exceptions.
(b)The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, the Prospectus Supplement and the Incorporated Documents prior to or in connection with its receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the offering of the Shares, including pricing information (the “Offering Information”). The Offering Information may be provided to the Investor by any means permitted under the Securities Act, including in the Prospectus Supplement (delivered to the Investor or made available to it by the filing of an electronic version thereof with the Commission), a free writing prospectus or oral communications.
(c)The Investor, together with its affiliates (as that term is defined under Rule 405 of the Securities Act), has not, prior to the date of this Agreement, sold, offered to sell, solicited offers to buy, disposed of, loaned, pledged or granted any right with respect to (collectively, a “Disposition”), the offering and sale of the Shares.  Such prohibited sales or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the offering and sale of the Shares.

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(d)The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor, or (ii) the Investor is advised by its counsel that such press release or public announcement is required by law.
(e)If the Investor is outside the United States, the Investor will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Shares or has in its possession or distributes any offering material, in all cases at its own expense.
(f)The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as the Investor, in its sole discretion, has deemed necessary or appropriate in connection with the Investor’s purchase of the Shares.
(g)Neither the Investor nor any of its officers or directors or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control, or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Russia, Belarus, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). To the extent required by applicable law, the Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom, to the extent applicable to the Investor. The Investor further represents that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.
(h)The Investor does not act on behalf of (i) any employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) any plan or an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) any entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) any employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S., or other laws or regulations that are similar to such provisions of ERISA or the Code.
(i)At the Closing, the Investor will have sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Agreement.
(j)The Investor hereby acknowledges that it is not acting as a member of a “group” (as such term is defined in Rule 13d of the Exchange Act) with any other investor in connection with the offering and sale of the Shares.
(k)The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with Joby or any of its affiliates, (b) it is not a FINRA member or an Associated Person (as such terms are defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing, and (c) neither such Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of Joby on a post-transaction basis. Exceptions:

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(i)Scottish Mortgage Investment Trust plc (“Scottish Mortgage”), an affiliate of Baillie Gifford Overseas Limited, invested in Joby pursuant to that certain Series C Preferred Stock Purchase Agreement, dated 30 August 2019, by and among Joby, Scottish Mortgage and other Investors (as defined therein); and
(ii)Scottish Mortgage and Keystone Positive Change Investment Trust plc (“Keystone”), both affiliates of Baillie Gifford Overseas Limited, entered into Subscription Agreements, dated 23 February 2023, by and among Reinvent Technology Partners and each of Scottish Mortgage and Keystone.
5.Miscellaneous.
(a)The parties hereto acknowledge and agree that, for all purposes of this Agreement, “Investor Information” means solely the statements concerning the Investors contained under the heading “Plan of Distribution” in the Prospectus Supplement.
(b)The Investors acknowledge that Joby will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investors contained in this Agreement. Joby acknowledges that the Investors will rely on the acknowledgments, understandings, agreements, representations and warranties of Joby contained in this Agreement.
(c)Joby and the Investors are each entitled to rely upon this Agreement and each is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(d)This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.
(e)This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties with respect to the subject matter of said agreements, and said agreements supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter thereof. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and permitted assigns.
(f)Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, surviving covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(g)Subject to the provisions of this Section 5(g), Joby will indemnify and hold each Investor and their respective directors, officers, stockholders, partners, managers, members, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and attorneys’ fees and costs of investigation, that any such Investor Party may suffer or incur (the “Indemnified Liabilities”) as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by Joby in this Agreement (which shall survive the Closing). Joby shall not be liable to an Investor Party of a particular Investor under this provision in respect of any Indemnified Liability if (and then only to the extent) such liability arises out of any misrepresentation by the relevant Investor in Section 3 of this Agreement or actions taken by such Investor Party in violation or contravention of this Agreement. To the extent that the foregoing undertaking by Joby may be unenforceable for any reason, Joby shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall

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promptly notify Joby in writing, and Joby shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof (it being understood, however, that Joby shall not be liable for the expenses of more than one separate counsel (other than local counsel)), but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by Joby in writing, (ii) Joby has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of Joby and the position of such Investor Party.
(h)(i) Joby’s obligation to issue and sell the respective Shares to each Investor shall be subject to: (x) the receipt by Joby of the respective purchase price for the Shares being purchased hereunder by each Investor and (y) the accuracy of the representations and warranties made by each Investor (on a several and not joint basis); and (ii) each Investor’s obligation to purchase the respective Shares will be subject to the accuracy of the representations and warranties made by Joby and the fulfillment of those undertakings of Joby to be fulfilled prior to the Closing.
(i)If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect, provided that each party hereto intends that such invalid, illegal or unenforceable provision will be construed (or otherwise reformed) by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.
(j)This Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. THIS AGREEMENT MAY BE EXECUTED VIA ELECTRONIC SIGNATURE.   “ELECTRONIC SIGNATURE” MEANS (A) THE SIGNING PARTY’S MANUAL SIGNATURE, CONVERTED BY THE SIGNING PARTY TO FACSIMILE OR INDUSTRY-ACCEPTED DIGITAL FORM (SUCH AS A .PDF FILE) AND RECEIVED FROM THE SIGNING PARTY’S CUSTOMARY EMAIL ADDRESS, CUSTOMARY FACSIMILE NUMBER, OR OTHER MUTUALLY AGREED-UPON AUTHENTICATED SOURCE; OR (B) THE SIGNING PARTY’S DIGITAL SIGNATURE EXECUTED USING A MUTUALLY AGREED-UPON DIGITAL SIGNATURE SERVICE PROVIDER, SUCH AS DOCUSIGN OR ADOBE SIGN, AND DIGITAL SIGNATURE PROCESS.  EACH PARTY TO THIS AGREEMENT (I) AGREES THAT IT WILL BE BOUND BY ITS OWN ELECTRONIC SIGNATURE, (II) ACCEPTS THE ELECTRONIC SIGNATURE OF EACH OTHER PARTY TO THIS AGREEMENT, AND (III) AGREES THAT SUCH ELECTRONIC SIGNATURES SHALL BE THE LEGAL EQUIVALENT OF MANUAL SIGNATURES.
(k)The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary set forth in this Agreement, in the event of any breach or other dispute arising out of or under this Agreement, the substantially prevailing party in any legal action, suit, arbitration, mediation or other proceeding based upon this Agreement shall be entitled to recover from the substantially non-prevailing party its reasonable fees and costs of legal counsel and other advisors, in addition to any other damages and other relief permitted or awarded under applicable law.
(l)The respective representations, warranties, indemnities, covenants and agreements of Joby and the Investors set forth in or made pursuant to this Agreement (a) will remain operative and in full force and effect, regardless of any (i) investigation, or statement as to the results thereof, made by or on behalf of each Investor, Joby or any of their respective representatives, officers or directors or any controlling person, as the case may be, or (ii) acceptance of the Shares and payment for it hereunder, and (b) will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

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(m)THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 5(M) OF THIS AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.
(n)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5(N).
6.Non-Reliance and Exculpation. Each of the Investors and Joby acknowledge that they are not relying upon, and have not relied upon, any statement, representation or warranty made by any person, firm or corporation or any control person, officer, director, employee, partner, agent or representative of Joby or each respective Investor, as applicable, other than (i) with respect to each Investor, the representations and warranties of Joby expressly contained in Section 3 of this Agreement, or (ii) with respect to Joby, the representations and warranties of each Investor expressly contained in Section 4 of this Agreement. Each Investor and Joby acknowledges and agrees that neither party shall be liable to the other party or to any of its respective affiliates pursuant to this Agreement for any other statement, representation or warranty.
7.Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered, if delivered in person; (ii) on the fifth (5th) business day after dispatch by registered or certified mail; or (iii) on the next business day if transmitted by national overnight courier, in each case as follows: (a) if to Joby, to Joby’s address as set forth below the Joby’s name on the signature page of this Agreement, and (b) if to the Investors, to the respective address of each Investor as set forth in Exhibit A under the heading “Address”, or at such other address as Joby or such Investor may designate by ten (10) days, advance written notice to the other parties hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, Baillie Gifford Overseas Limited, acting as agent for and on behalf of the Investors, has executed or caused this Agreement to be executed by its duly authorized representative as of the date set forth below.

By:	/s/ Adam Conn
Name:	Adam Conn
Title:	Director

Date: May 3, 2023

[Signature Page to Purchase Agreement]

IN WITNESS WHEREOF, Joby has accepted this Agreement as of the date set forth below.
JOBY AVIATION, INC.
By:    /s/ Matthew Field
    Name:    Matthew Field
    Title:    Chief Financial Officer
Address: 333 Encinal Street
     Santa Cruz, California 95060
Date: May 3, 2023

[Signature Page to Purchase Agreement]|

EXHIBIT A
SCHEDULE OF INVESTORS

NAME	SUBSCRIPTION AMOUNT (USD)	SHARES
3M Employee Retirement Income Plan Trust	888953.80	216818
3M UK Pension and Life Assurance Scheme	238406.80	58148
North East Scotland Pension Fund Long Term Global Growth	5013557.90	1222819
LF ACCESS Long Term Global Growth Investment Fund	10532973.80	2569018
Aegon Asset Management	1611197.50	392975
Arlington County Employees' Retirement System LTGG	693051.70	169037
Australian Retirement Trust	1917766.80	467748
Australian Super Fund	8907877.30	2172653
Aware Super	6275078.70	1530507
Battelle Pension Trust LTGG	308680.80	75288
BBC Pension Scheme Baillie Gifford	1186412.90	289369
Baillie Gifford Long Term Global Growth Equity Fund	3754989.10	915851
Baillie Gifford Long Term Global Growth Fund	3029957.40	739014
Baillie Gifford Long Term Global Growth Investment Fund	13067466.70	3187187
Baillie Gifford Worldwide Long Term Global Growth Fund	16243519.40	3961834
BCSSS BG Long-Term Global Growth Equity	689402.70	168147
Brunel Pension Partnership - Global High Alpha	3018977.60	736336
UI-E TG - BVV Versicherungsverein des Bankgewerbes a.G	161950.00	39500
CARE Super Pty Limited	912172.10	222481
Casey Family Programs - Global	323018.50	78785
Cathay Life Insurance	883570.50	215505
Construction & Buildings Union Superannuation	5580448.50	1361085
Colonial First State Alliance - LTGG	2082795.90	507999
Warman Investments Pty Limited	287533.00	70130
The Cheshire Pension Fund - Long Term Global Growth Fund	1569480.00	382800
CMLA International Share Fund 2	277684.80	67728
Colonial First State Investments Limited	953549.30	232573
Colorado Public Employees' Retirement Association - LTGG	2974783.70	725557
Delaware Public Employees' Retirement System	2137346.40	521304
EquipSuper Pty Ltd	1712799.60	417756
FedEx Corporation Employees' Pension Trust - LTGG	2255967.60	550236
Fife Council Pension Fund - Long Term Global Growth Portfolio	1340708.20	327002

FirstEnergy Corp. Master Pension Plan	1103761.00	269210
Fondazione Roma SIF-Global Equity Satellite I	486743.80	118718
Funds SA - International Equities Tax-Exempt	2082861.50	508015
Funds SA - International Equities B Unit Trust	369143.50	90035
The Gannett Retirement Plan Master Trust	284589.20	69412
GIC Private Limited Singapore - Baillie Gifford Overseas Limited Global Equities Portfolio	539851.10	131671
GPF Thailand - Government Pension Fund - Long Term Global Growth	659034.00	160740
H.E.S.T. Australia Ltd	2489901.30	607293
Hong Kong Housing Authority - SGQB	1085179.80	264678
Host-Plus Pty Limited	5524278.50	1347385
The HPE Global Equity Sub-Fund	550133.90	134179
Investment Management Corporation of Ontario	2046904.50	499245
Interventure Equity Investments Ltd - The Green Meadow Trust	804026.40	196104
KW GLOBAL GROWTH EQUITY - Korean Teachers' Credit Union	563073.50	137335
NPS Trust - Active 10 - National Pension Service	20754183.60	5061996
LLNS and TNS Defined Benefit Pension Plan Group Trust	1748067.80	426358
LPPI Global Equities Fund - Local Pensions Partnership Investments	3367805.60	821416
Maryland State Retirement and Pension System	2100077.40	512214
Mercer Global Investments Australia - Mercer Investments (Australia) Limited)	714019.10	174151
Mercer Global Investments Canada - Mercer Global Equity Fund	1001999.00	244390
Mercer Global Investments Canada - Mercer Global Equity ACWI Fund	271063.30	66113
Mercer Global Investments Europe - The HPE Global Equity Sub-Fund	1597946.30	389743
Mercer Global Investments New Zealand - Mercer Investments (New Zealand) Limited	381058.10	92941
Coal Pension Trustees - MPS BG Long-Term Global Growth Equity	2198846.40	536304
Minnesota State Board of Investment LTGG	993253.70	242257
MUTBC Pension Fund Association	841172.40	205164
Northern Ireland Local Government Officers' Superannuation Scheme Global Fund	3209799.80	782878
Northrop Grumman Pension Master Trust (NDU2)	1606293.90	391779
Income Insurance Limited	726807.00	177270
Ontario Teachers' Pension Plan LTGG	1389600.70	338927
Pratt & Whitney Canada	585147.90	142719
RBC Canadian Master Trust Pension Plan	1371737.00	334570
Saudi Central Bank - Long Term Global Growth	5311533.60	1295496
Saskatchewan Healthcare Employees' Pension Plan	1352380.90	329849
Spirit Super	1528963.80	372918
States of Jersey - Common Investment Fund LTGG Portfolio	1521907.70	371197

Public Employees Pension Fund of the States of Jersey	1482334.50	361545
Stella-Vermoegensverwaltung (Allianz GI-Fonds) -LTGG	686631.10	167471
Telstra Super Pty Ltd	767770.10	187261
Toronto Transit Commission Pension Fund Society	849216.60	207126
UAE General Pension and Social Security Authority - Red Oasis Investment Holdings RSC Limited	556669.30	135773
Vision Super Pty Limited	803173.60	195896
William Penn Foundation	196652.40	47964
Keystone Investment Trust plc	1000002.30	243903
Baillie Gifford Climate Optimism Fund	3616.20	882